Exhibit 77Q3 (a)

(i)	Within 90 days of the filing date of this Form N-SAR, Elizabeth
M. Forget, President and Jeffrey A. Tupper, Treasurer, reviewed the Trusts disclosure controls and procedures and evaluated their effectiveness and based on such a review and evaluation, determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the Met
Investors Series Trust in its periodic reports is recorded, processed, summarized and reported within the time periods required.

(ii)	There have not been any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to December 31, 2002.

    (iii)  Certification:

I, Elizabeth M. Forget, certify that:

1.	I have reviewed this report on Form N-SAR of Met Investors
Series Trust (the registrant);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrants other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a.	designed such disclosure controls and procedures to ensure
that material information relating to the registrant,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
period in which this report is being prepared;
a.b.	evaluated the effectiveness of the registrants disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the Evaluation Date); and
a.c.	presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants other certifying officer and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

a.	all significant deficiencies in the design or operation of
internal controls which could adversely affect the
registrants ability to record, process, summarize, and report financial data and have identified for the registrants
auditors any material weaknesses in internal controls; and
a.b.	any fraud, whether or not material, that involves
management or other employees who have a significant
role in the registrants internal controls; and
6.	The registrants other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  _______________
						_______________________
						Elizabeth M. Forget
						President


	I, Jeffrey A. Tupper, certify that:

1.	I have reviewed this report on Form N-SAR of Met Investors
Series Trust (the registrant);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrants other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a.	designed such disclosure controls and procedures to ensure
that material information relating to the registrant,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
period in which this report is being prepared;
a.b.	evaluated the effectiveness of the registrants disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the Evaluation Date); and
a.c.	presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants other certifying officer and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

a.	all significant deficiencies in the design or operation of
internal controls which could adversely affect the
registrants ability to record, process, summarize, and report financial data and have identified for the registrants
auditors any material weaknesses in internal controls; and
a.b.	any fraud, whether or not material, that involves
management or other employees who have a significant
role in the registrants internal controls; and
6.	The registrants other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  _______________



	_______________________
								Jeffrey A.
Tupper
								Treasurer